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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08365

Evergreen Select Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen International Bond Fund, for the year ended October 31, 2008. This series has October 31, fiscal year end.

Date of reporting period: October 31, 2008

Item 1 - Reports to Stockholders.

  Evergreen International Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen International Bond Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity

LETTER TO SHAREHOLDERS continued

into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer

Evergreen Investment Company, Inc.

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Evergreen International Advisors

Portfolio Managers:

Anthony Norris; Peter Wilson; Michael Lee; Alex Perrin

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/15/1993

	Class A	Class B	Class C	Class I	Class IS
Class inception date	9/30/2003	9/30/2003	9/30/2003	12/15/1993	12/15/1993

Nasdaq symbol	ESIYX	ESIUX	ESIVX	ESICX	ESIBX

Average annual return*

1-year with sales charge	-8.65%	-9.22%	-5.74%	N/A	N/A

1-year w/o sales charge	-4.07%	-4.74%	-4.85%	-3.88%	-4.09%

5-year	2.53%	2.48%	2.80%	3.81%	3.57%

10-year	5.37%	5.52%	5.50%	6.02%	5.77%

Maximum sales charge	4.75% Front-end	5.00% CDSC	1.00% CDSC	N/A	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, one of the original classes offered along with Class IS. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen International Bond Fund Class A shares versus a similar investment in the JPMorgan Global Government Bond Index Excluding U.S. (JPMGXUS), the Merrill Lynch Global Broad Market ex US Index† (MLGBMXUS) and the Consumer Price Index (CPI).

The JPMGXUS and the MLGBMXUS are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

^	The fund believes that the MLGBMXUS is a more appropriate benchmark. In future periods, the fund will compare its performance to the MLGBMXUS.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

†     Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of October 31, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -4.07% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the JPMGXUS returned 1.74% and the MLGBMXUS returned -4.31%.

The fund’s objective is to seek capital growth and current income.

Problems that first started within the subprime mortgage markets spread to credit markets throughout the world during the fiscal year. The widening credit crisis eventually led to the destabilization of the financial systems of all major economies, resulting in a cascading series of events, including bank failures, bailouts by governments and central bank initiatives to inject added liquidity into the financial system. By the end of the period, the effects of the credit crisis in the financial markets had rolled into the real economies in countries throughout the world, prompting governments to initiate stimulative spending programs, new tax cuts and other actions to avert a significant global recession. Against this backdrop, investors grew increasingly risk-averse and engaged in a wave of selling of assets, both good and poor. As this happened, major hedge funds and other institutions that had invested with borrowed funds attempted to de-leverage and reduce their debt. This often meant that highly liquid assets were sold first, while less liquid, and more potentially troublesome assets, remained in institutions’ inventories and remained an overhang on the capital markets. Amid fears that the credit problems would undermine growth of the real economy, investors also heavily sold off equities and pulled their assets back to their home currencies. This benefited the U.S. dollar and the Japanese yen above all other currencies. Within individual bond markets, repatriated assets tended to be invested in ‘risk free’ sovereign issuers, such as U.S. Treasuries. As an asset class, these risk-free sovereigns out-performed all other bond market sectors by a wide margin. Meanwhile, inter-bank LIBOR markets moved to record spreads—or yield differences—over government funds. The yield spreads on more risky assets, such as corporate bonds, moved to historically high levels. As a general rule, the higher the perceived risk, the wider the spread. But all issuers ‘good or bad’ suffered similar pressures.

Throughout the period, we kept duration—a measurement of sensitivity to changes in interest rates—shorter than that of the benchmark JPMGXUS, ranging from 85% to 95% of the benchmark duration. The portfolio maintained overweight positions in Australia, New Zealand, Norway, and the U.K, with smaller weightings in Mexico, Malaysia, Singapore and Korea. These overweight positions came at the expense of being underweighted in the bond markets of Japan and the Euro-Zone. Throughout this period the managers hedged the portfolio’s entire exposure to the Australian and New Zealand dollars, along with most of the exposure to the British pound sterling and the Japanese yen. During the peak of the risk aversion period in September and October 2008, we also hedged a large portion of the portfolio’s euro exposure to the yen. From a sector standpoint the portfolio remained underweighted in sovereign issues, although this underweighting was offset by overweights to government-guaranteed or government-controlled issuers. We had small overweights in corporate credit and in high yielding

PORTFOLIO MANAGER COMMENTARY continued

bonds. Among industries, we kept the portfolio underweighted in Financials, with a bias to non-cyclical industrials. The overall average credit rating of the fund at the end of the fiscal year, on October 31, 2008, was AA+.

The fund’s overweight exposures to the bond markets of Australia, New Zealand, Norway and Korea had positive effects on fund performance, as did the underweighted position in Japan. Also helping support results were the fund’s hedges of the Australian dollar, the British pound sterling and the New Zealand dollar to the yen. In addition, the excess yen hedge contributed positively during the market turmoil at the end of the fiscal year. The fund’s lower-than-benchmark duration had a minor positive influence on performance.

The principal detractor from performance over the period was the portfolio’s underweighted position in sovereign issuers and the overweights in corporate securities. However, the negative impacts were largely offset by the portfolio’s underweight to financials and banks and the overall bias to quality. The overweight exposures to the bond markets of Mexico, the U.K., and Malaysia also detracted from performance, as did the fund’s exposures to the Korean won and Mexican peso.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 892.06	$4.76
Class B	$1,000.00	$ 889.07	$8.31
Class C	$1,000.00	$ 888.60	$8.26
Class I	$1,000.00	$ 893.29	$3.52
Class IS	$1,000.00	$ 892.23	$4.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.11	$5.08
Class B	$1,000.00	$1,016.34	$8.87
Class C	$1,000.00	$1,016.39	$8.82
Class I	$1,000.00	$1,021.42	$3.76
Class IS	$1,000.00	$1,020.16	$5.03

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.00% for Class A, 1.75% for Class B, 1.74% for Class C, 0.74% for Class I and 0.99% for Class IS), multiplied by the average account value over the period, multiplied by 184 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.57	$10.54	$10.74	$11.41	$10.70

Income from investment operations
Net investment income (loss)	0.47 [1]	0.43 [1]	0.39	0.35 [1]	0.40 [1]
Net realized and unrealized gains or losses on investments	(0.92)	0.71	(0.17)	(0.55)	0.82

Total from investment operations	(0.45)	1.14	0.22	(0.20)	1.22

Distributions to shareholders from
Net investment income	(0.76)	(0.11)	0	(0.42)	(0.47)
Net realized gains	0	0	(0.02)	(0.05)	(0.04)
Tax basis return of capital	0	0	(0.40)	0	0

Total distributions to shareholders	(0.76)	(0.11)	(0.42)	(0.47)	(0.51)

Net asset value, end of period	$10.36	$11.57	$10.54	$10.74	$11.41

Total return[2]	(4.07)%	10.90%	2.06%	(1.99)%	11.76%

Ratios and supplemental data
Net assets, end of period (thousands)	$66,649	$49,993	$90,166	$81,315	$28,922
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%	1.00%	1.09%	1.10%	1.14%
Expenses excluding waivers/reimbursements and expense reductions	1.01%	1.05%	1.11%	1.10%	1.14%
Net investment income (loss)	4.05%	4.01%	3.70%	3.08%	3.68%
Portfolio turnover rate	87%	106%	196%	86%	103%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.58	$10.56	$10.75	$11.42	$10.69

Income from investment operations
Net investment income (loss)	0.38 [1]	0.35 [1]	0.31 [1]	0.27 [1]	0.32 [1]
Net realized and unrealized gains or losses on investments	(0.91)	0.70	(0.16)	(0.55)	0.85

Total from investment operations	(0.53)	1.05	0.15	(0.28)	1.17

Distributions to shareholders from
Net investment income	(0.68)	(0.03)	0	(0.34)	(0.40)
Net realized gains	0	0	(0.02)	(0.05)	(0.04)
Tax basis return of capital	0	0	(0.32)	0	0

Total distributions to shareholders	(0.68)	(0.03)	(0.34)	(0.39)	(0.44)

Net asset value, end of period	$10.37	$11.58	$10.56	$10.75	$11.42

Total return[2]	(4.74)%	10.08%	1.32%	(2.68)%	11.20%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,345	$7,747	$9,157	$10,140	$5,766
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.74%	1.74%	1.81%	1.80%	1.84%
Expenses excluding waivers/reimbursements and expense reductions	1.74%	1.74%	1.81%	1.80%	1.84%
Net investment income (loss)	3.30%	3.28%	2.96%	2.39%	2.99%
Portfolio turnover rate	87%	106%	196%	86%	103%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.56	$10.53	$10.73	$11.40	$10.69

Income from investment operations
Net investment income (loss)	0.38 [1]	0.35 [1]	0.31 [1]	0.27 [1]	0.32 [1]
Net realized and unrealized gains or losses on investments	(0.91)	0.71	(0.17)	(0.55)	0.84

Total from investment operations	(0.53)	1.06	0.14	(0.28)	1.16

Distributions to shareholders from
Net investment income	(0.68)	(0.03)	0	(0.34)	(0.41)
Net realized gains	0	0	(0.02)	(0.05)	(0.04)
Tax basis return of capital	0	0	(0.32)	0	0

Total distributions to shareholders	(0.68)	(0.03)	(0.34)	(0.39)	(0.45)

Net asset value, end of period	$10.35	$11.56	$10.53	$10.73	$11.40

Total return[2]	(4.85)%	10.09%	1.31%	(2.67)%	11.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,044	$19,983	$26,057	$31,389	$13,676
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.74%	1.74%	1.81%	1.80%	1.84%
Expenses excluding waivers/reimbursements and expense reductions	1.74%	1.74%	1.81%	1.80%	1.84%
Net investment income (loss)	3.31%	3.27%	2.96%	2.38%	2.98%
Portfolio turnover rate	87%	106%	196%	86%	103%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.56	$10.54	$10.73	$11.40	$10.69

Income from investment operations
Net investment income (loss)	0.50	0.47	0.42 [1]	0.38 [1]	0.43 [1]
Net realized and unrealized gains or losses on investments	(0.92)	0.69	(0.16)	(0.55)	0.82

Total from investment operations	(0.42)	1.16	0.26	(0.17)	1.25

Distributions to shareholders from
Net investment income	(0.79)	(0.14)	0	(0.45)	(0.50)
Net realized gains	0	0	(0.02)	(0.05)	(0.04)
Tax basis return of capital	0	0	(0.43)	0	0

Total distributions to shareholders	(0.79)	(0.14)	(0.45)	(0.50)	(0.54)

Net asset value, end of period	$10.35	$11.56	$10.54	$10.73	$11.40

Total return	(3.88)%	11.14%	2.45%	(1.71)%	12.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$902,304	$1,032,304	$943,309	$806,728	$427,959
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.73%	0.74%	0.81%	0.80%	0.84%
Expenses excluding waivers/reimbursements and expense reductions	0.73%	0.74%	0.81%	0.80%	0.84%
Net investment income (loss)	4.31%	4.31%	3.98%	3.39%	3.96%
Portfolio turnover rate	87%	106%	196%	86%	103%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS IS	2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.59	$10.55	$10.74	$11.41	$10.70

Income from investment operations
Net investment income (loss)	0.47 [1]	0.42 [1]	0.40	0.35 [1]	0.40 [1]
Net realized and unrealized gains or losses on investments	(0.93)	0.72	(0.16)	(0.55)	0.83

Total from investment operations	(0.46)	1.14	0.24	(0.20)	1.23

Distributions to shareholders from
Net investment income	(0.76)	(0.10)	0	(0.42)	(0.48)
Net realized gains	0	0	(0.02)	(0.05)	(0.04)
Tax basis return of capital	0	0	(0.41)	0	0

Total distributions to shareholders	(0.76)	(0.10)	(0.43)	(0.47)	(0.52)

Net asset value, end of period	$10.37	$11.59	$10.55	$10.74	$11.41

Total return	(4.09)%	10.98%	2.11%	(1.95)%	11.83%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,104	$6,417	$18,275	$20,158	$5,816
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.98%	1.00%	1.06%	1.05%	1.10%
Expenses excluding waivers/reimbursements and expense reductions	0.98%	1.00%	1.06%	1.05%	1.10%
Net investment income (loss)	4.06%	3.86%	3.73%	3.13%	3.71%
Portfolio turnover rate	87%	106%	196%	86%	103%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS 0.7%
FINANCIALS 0.7%
Consumer Finance 0.7%
Daimler Financial Services AG, 4.875%, 06/15/2010 (cost $7,044,675)	$7,394,000	$6,356,999

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 35.4%
CONSUMER DISCRETIONARY 0.3%
Hotels, Restaurants & Leisure 0.1%
Royal Caribbean Cruises, Ltd., 5.625%, 01/27/2014 EUR	900,000	556,040

Media 0.2%
Central European Media Enterprise, Ltd., 8.25%, 05/15/2012 EUR	3,036,000	2,742,949

CONSUMER STAPLES 2.9%
Beverages 0.5%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	3,083,000	4,879,315
Central European Distribution Corp., 8.00%, 07/25/2012 EUR	733,600	620,781

		5,500,096

Food & Staples Retailing 0.4%
Koninklijke Ahold NV, 5.875%, 03/14/2012 EUR	3,195,000	3,788,766

Household Products 1.3%
Procter & Gamble Co., 4.50%, 05/12/2014 EUR	10,501,000	12,642,544

Tobacco 0.7%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	4,127,000	6,252,903
Imperial Tobacco Group plc, 6.50%, 11/13/2008 GBP	533,000	860,255

		7,113,158

ENERGY 1.1%
Oil, Gas & Consumable Fuels 1.1%
GAZPROM OAO:
5.36%, 10/31/2014 EUR	2,723,000	1,829,767
6.58%, 10/31/2013 GBP	1,238,000	1,343,535
Total Capital SA, 5.75%, 04/08/2011 AUD	5,503,000	3,669,675
Transco plc, 7.00%, 12/15/2008 AUD	5,962,000	3,962,909

		10,805,886

FINANCIALS 25.4%
Capital Markets 0.3%
Morgan Stanley, 5.375%, 11/14/2013 GBP	2,791,000	3,373,058

Commercial Banks 18.6%
Bank Nederlandse Gemeenten NV:
3.75%, 12/16/2013 EUR	10,593,000	13,299,714
4.875%, 04/21/2010 GBP	4,311,000	7,091,031
5.50%, 07/20/2012 AUD	9,200,000	6,080,642
Eurofima, 5.50%, 09/15/2009 AUD	11,830,000	7,898,753

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
FINANCIALS continued
Commercial Banks continued
European Investment Bank:
4.50%, 01/14/2013 GBP	3,263,000	$5,236,290
5.625%, 10/15/2010 EUR	10,456,000	13,809,177
6.125%, 01/23/2017 AUD	12,667,000	8,577,123
6.25%, 04/15/2014 GBP	3,338,000	5,778,394
6.50%, 09/10/2014 NZD	11,189,000	6,444,607
6.75%, 11/17/2008 NZD	7,773,000	4,537,974
Instituto de Credito Oficial, 5.375%, 03/17/2010 GBP	21,608,000	35,724,000
Kreditanstalt fur Wiederaufbau:
4.125%, 07/04/2017 EUR	6,787,000	8,371,660
4.95%, 10/14/2014 CAD	29,788,000	25,402,213
6.00%, 09/15/2009 AUD	2,018,000	1,352,848
Landwirtschaftliche Rentenbank, 5.75%, 01/21/2015 AUD	13,912,000	9,219,972
Nordic Investment Bank, 5.375%, 01/18/2011 AUD	11,006,000	7,343,751
Rabobank Australia, Ltd., 6.25%, 11/22/2011 NZD	2,673,000	1,554,256
Rabobank Nederland, 4.25%, 01/16/2017 EUR	15,041,000	18,283,776

		186,006,181

Consumer Finance 3.9%
American Express Credit Corp., 5.625%, 08/18/2009 GBP	2,751,000	4,275,816
BMW Finance NV, 5.25%, 11/21/2013 GBP	8,000,000	10,963,951
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	2,238,000	3,605,336
JTI UK Finance plc, 4.50%, 04/02/2014 EUR	6,879,000	7,625,159
SLM Corp., 6.50%, 06/15/2010 NZD	2,293,000	1,019,595
Smurfit Kappa Treasury Funding, Ltd., 7.75%, 04/01/2015 EUR ρ	2,000,000	1,514,274
Toyota Motor Credit Corp., 8.50%, 12/21/2010 NZD	11,006,000	6,503,334
Virgin Media Finance plc, 8.75%, 04/15/2014 EUR ρ	2,898,000	2,120,430
Wind Acquisition Finance SpA, 9.75%, 12/01/2015 EUR	1,900,000	1,837,489

		39,465,384

Diversified Financial Services 2.1%
Dubai Holding Commercial Operations Group, LLC, 6.00%, 02/01/2017 GBP	8,850,000	9,197,818
General Electric Capital Australia Funding, 6.00%, 06/15/2011 AUD	2,751,000	1,624,117
General Electric Capital Corp., 6.125%, 05/17/2012 GBP	6,685,000	9,746,481

		20,568,416

Insurance 0.1%
Travelers Insurance Co., 6.00%, 04/07/2009 AUD	1,834,000	1,214,563

Thrifts & Mortgage Finance 0.4%
Totalkredit, FRN, 5.68%, 01/01/2015 DKK	22,944,588	3,836,481

INDUSTRIALS 0.8%
Aerospace & Defense 0.3%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	3,690,000	2,969,918

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
INDUSTRIALS continued
Machinery 0.5%
Harsco Corp., 7.25%, 10/27/2010 GBP	2,293,000	$3,820,784
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	1,651,000	1,625,569

		5,446,353

INFORMATION TECHNOLOGY 0.3%
Office Electronics 0.3%
Xerox Corp., 9.75%, 01/15/2009 EUR	2,103,000	2,595,784

MATERIALS 1.2%
Chemicals 0.4%
BOC Group, 5.875%, 04/29/2009 GBP	1,089,000	1,764,333
Rockwood Specialties Group, Inc., 7.625%, 11/15/2014 EUR	2,000,000	1,883,299

		3,647,632

Containers & Packaging 0.3%
Owens-Brockway Glass Containers, Inc., 6.75%, 12/01/2014 EUR	1,376,000	1,251,936
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	2,376,000	2,373,415

		3,625,351

Metals & Mining 0.5%
Anglo American plc, 5.125%, 12/15/2010 GBP	1,834,000	2,858,739
New World Resources NV, 7.375%, 05/15/2015 EUR	3,155,000	2,328,547

		5,187,286

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 2.1%
France Telecom:
4.75%, 02/21/2017 EUR	3,500,000	3,865,938
7.25%, 01/28/2013 EUR	6,053,000	8,161,558
7.50%, 03/14/2011 GBP	3,669,000	6,177,972
Nordic Telephone Co., 8.25%, 05/01/2016 EUR	2,953,000	2,329,768

		20,535,236

UTILITIES 1.3%
Multi-Utilities 1.3%
Centrica plc, 5.875%, 11/02/2012 GBP	1,926,000	3,008,875
Veolia Environnement SA:
4.00%, 02/12/2016 EUR	5,205,000	5,338,030
4.375%, 01/16/2017 EUR	5,000,000	5,061,303

		13,408,208

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $440,557,957)		355,029,290

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 54.5%
Australia:
6.00%, 02/15/2017 AUD	26,900,000	$19,021,844
Ser. 17RG, 5.50%, 03/01/2017 AUD	46,871,000	30,508,376
Caisse d’Amortissement de la Dette Sociale, 4.125%, 04/25/2017 EUR	26,235,000	32,605,940
Canada, 6.25%, 06/16/2015 NZD	18,150,000	10,036,018
France:
2.25%, 07/25/2020 EUR	28,162,500	32,947,389
3.75%, 04/25/2017 EUR	18,700,000	23,021,020
4.25%, 04/25/2019 EUR	47,415,000	59,470,527
Germany, 4.25%, 07/04/2018 EUR	36,000,000	47,046,664
Korea:
5.25%, 09/10/2015 KRW	11,400,000,000	8,958,698
5.25%, 03/10/2027 KRW	25,590,000,000	19,223,215
Malaysia, 3.83%, 09/28/2011 MYR	112,400,000	31,547,429
Mexico, 10.00%, 12/05/2024 MXN	311,530,000	26,949,312
Netherlands, 4.00%, 07/15/2018 EUR	71,920,000	88,909,888
New Zealand, 6.00%, 12/15/2017 NZD	19,490,000	11,355,562
Norway:
4.25%, 05/19/2017 NOK	236,920,000	35,480,856
5.00%, 05/15/2015 NOK	62,372,000	9,806,362
Singapore, 4.375%, 01/15/2009 SGD	44,970,000	30,528,617
Sweden, 3.75%, 08/12/2017 SEK	220,900,000	29,234,823

Total Foreign Bonds – Government (Principal Amount Denominated in Currency Indicated) (cost $633,187,148)		546,652,540

YANKEE OBLIGATIONS – CORPORATE 0.4%
FINANCIALS 0.1%
Consumer Finance 0.1%
Virgin Media Finance plc, 9.125%, 08/15/2016	$1,591,000	1,058,015

TELECOMMUNICATION SERVICES 0.3%
Wireless Telecommunication Services 0.3%
Vimpel Communications, 8.25%, 05/23/2016	5,916,000	3,031,950

Total Yankee Obligations – Corporate (cost $7,837,209)		4,089,965

	Shares	Value

SHORT-TERM INVESTMENTS 0.4%
MUTUAL FUND SHARES 0.4%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø	1,470,917	1,470,917
Navigator Prime Portfolio, 2.71% § ρρ	2,843,208	2,843,208

Total Short-Term Investments (cost $4,314,125)		4,314,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

Value

Total Investments (cost $1,092,941,114) 91.4%	$916,442,919
Other Assets and Liabilities 8.6%	86,003,457

Net Assets 100.0%	$1,002,446,376

ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FRN	Floating Rate Note
GBP	Great British Pound
KRW	Republic of Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

The following table shows the percent of total long-term investments by geographic location as of October 31, 2008:

France	19.8%
Netherlands	16.4%
Germany	10.0%
Australia	7.7%
United States	5.8%
Luxembourg	5.2%
Norway	5.0%
Spain	3.9%
Malaysia	3.4%
Singapore	3.3%
Sweden	3.2%
United Kingdom	3.1%
South Korea	3.1%
Mexico	3.0%
Canada	2.6%
New Zealand	1.2%
Cayman Islands	1.0%
Finland	0.8%
Denmark	0.7%
Bermuda	0.3%
South Africa	0.2%
Ireland	0.2%
Liberia	0.1%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

The following table shows the percent of total investments by credit quality based on Moody’s and Standard and Poor’s ratings as of October 31, 2008 (unaudited)*:

AAA	74.0%
AA	3.2%
A	16.2%
BBB	2.7%
BB	2.7%
B	1.2%

100.0%

The following table shows the percent of total investments based on effective maturity as of October 31, 2008 (unaudited)*:

Less than 1 year	13.7%
1 to 3 year(s)	13.4%
3 to 5 years	4.7%
5 to 10 years	54.2%
10 to 20 years	14.0%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $1,091,470,197) including $1,944,887 of securities loaned	$914,972,002
Investments in affiliated money market fund, at value (cost $1,470,917)	1,470,917

Total investments	916,442,919
Foreign currency, at value (cost $135,959)	135,983
Receivable for securities sold	53,207,591
Receivable for Fund shares sold	1,083,198
Interest receivable	19,518,608
Receivable for securities lending income	7,678
Unrealized gains on forward foreign currency exchange contracts	90,563,974
Prepaid expenses and other assets	44,026

Total assets	1,081,003,977

Liabilities
Payable for securities purchased	59,630,780
Payable for Fund shares redeemed	4,629,661
Unrealized losses on forward foreign currency exchange contracts	11,270,808
Payable for securities on loan	2,843,208
Advisory fee payable	41,488
Distribution Plan expenses payable	3,864
Due to other related parties	12,318
Accrued expenses and other liabilities	125,474

Total liabilities	78,557,601

Net assets	$1,002,446,376

Net assets represented by
Paid-in capital	$1,062,806,108
Undistributed net investment income	46,636,819
Accumulated net realized losses on investments	(6,605,638)
Net unrealized losses on investments	(100,390,913)

Total net assets	$1,002,446,376

Net assets consists of
Class A	$66,648,800
Class B	10,345,397
Class C	18,043,725
Class I	902,304,449
Class IS	5,104,005

Total net assets	$1,002,446,376

Shares outstanding (unlimited number of shares authorized)
Class A	6,431,418
Class B	997,263
Class C	1,743,243
Class I	87,181,378
Class IS	492,061

Net asset value per share
Class A	$10.36
Class A — Offering price (based on sales charge of 4.75%)	$10.88
Class B	$10.37
Class C	$10.35
Class I	$10.35
Class IS	$10.37

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Interest (net of foreign withholding taxes of $253,183)	$57,382,160
Income from affiliate	642,474
Securities lending	329,405

Total investment income	58,354,039

Expenses
Advisory fee	5,663,860
Distribution Plan expenses
Class A	170,578
Class B	97,852
Class C	214,323
Class IS	14,771
Administrative services fee	1,157,438
Transfer agent fees	471,763
Trustees’ fees and expenses	26,036
Printing and postage expenses	68,274
Custodian and accounting fees	978,755
Registration and filing fees	53,707
Professional fees	62,266
Interest expense	3,845
Other	20,747

Total expenses	9,004,215
Less: Expense reductions	(15,785)
Fee waivers and expense reimbursements	(11,284)

Net expenses	8,977,146

Net investment income	49,376,893

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	27,040,785
In-kind redemptions	9,656,376
Foreign currency related transactions	52,498,789

Net realized gains on investments	89,195,950
Net change in unrealized gains or losses on investments	(181,153,922)

Net realized and unrealized gains or losses on investments	(91,957,972)

Net decrease in net assets resulting from operations	$(42,581,079)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007

Operations
Net investment income		$49,376,893		$46,307,244
Net realized gains or losses on investments		89,195,950		(15,323,141)
Net change in unrealized gains or losses on investments		(181,153,922)		83,130,046

Net increase (decrease) in net assets resulting from operations		(42,581,079)		114,114,149

Distributions to shareholders from
Net investment income
Class A		(4,150,649)		(706,692)
Class B		(561,111)		(22,818)
Class C		(1,233,967)		(60,144)
Class I		(72,043,171)		(12,987,972)
Class IS		(384,123)		(56,738)

Total distributions to shareholders		(78,373,021)		(13,834,364)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	4,704,438	54,942,374	1,349,131	14,547,516
Class B	560,623	6,556,765	63,433	689,136
Class C	707,315	8,296,180	240,927	2,610,873
Class I	38,332,675	448,511,130	31,021,467	334,934,355
Class IS	219,645	2,523,744	269,874	2,935,674

		520,830,193		355,717,554

Net asset value of shares issued in reinvestment of distributions
Class A	291,563	3,254,043	54,956	587,735
Class B	34,259	382,504	1,414	15,230
Class C	59,341	662,198	2,810	30,173
Class I	2,314,240	25,813,084	400,371	4,291,728
Class IS	15,982	179,421	1,969	21,222

		30,291,250		4,946,088

Automatic conversion of Class B shares to Class A shares
Class A	34,893	402,130	10,967	119,124
Class B	(34,864)	(402,130)	(10,955)	(119,124)

		0		0

Payment for shares redeemed
Class A	(2,921,564)	(33,065,527)	(5,646,889)	(61,260,048)
Class B	(231,586)	(2,641,561)	(252,470)	(2,724,031)
Class C	(752,432)	(8,519,069)	(988,451)	(10,650,171)
Class I	(42,780,588)	(496,464,656)	(31,616,880)	(341,325,483)
Class IS	(297,309)	(3,474,096)	(1,450,665)	(15,503,208)

		(544,164,909)		(431,462,941)

Net increase (decrease) in net assets resulting from capital share transactions		6,956,534		(70,799,299)

Total increase (decrease) in net assets		(113,997,566)		29,480,486

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2008	2007

Net assets
Beginning of period	$1,116,443,942	$1,086,963,456

End of period	$1,002,446,376	$1,116,443,942

Undistributed net investment income	$46,636,819	$30,679,433

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income

NOTES TO FINANCIAL STATEMENTS continued

items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and

NOTES TO FINANCIAL STATEMENTS continued

capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, net realized gains or losses from in-kind redemptions and dividends paid through share redemptions. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$37,690,232
Undistributed net investment income	44,953,514
Accumulated net realized losses on investments	(82,643,746)

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.45% as average

NOTES TO FINANCIAL STATEMENTS continued

daily net assets increase. For the year ended October 31, 2008, the advisory fee was equivalent to 0.49% of the Fund’s average daily net assets.

First International Advisors, Inc. d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $401 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $10,883.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended October 31, 2008, EIS received $15,493 from the sale of Class A shares and $61, $30,979 and $10,272 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,098,545,678 and $952,509,212, respectively, for the year ended October 31, 2008.

At October 31, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts to		U.S. Value at	In Exchange for	Unrealized
Date	Receive		October 31, 2008	U.S. $	Gain (Loss)

11/04/2008	16,631,709,650	JPY	$169,262,260	$156,575,000	$12,687,260
11/04/2008	1,070,000,000	JPY	10,889,477	10,102,918	786,559
12/15/2008	1,421,226	EUR	1,806,091	1,769,000	37,091
02/04/2009	17,537,195,000	JPY	177,915,720	179,610,764	(1,695,044)

NOTES TO FINANCIAL STATEMENTS continued

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts to		U.S. Value at			U.S. Value at	Unrealized
Date	Receive		October 31, 2008	In Exchange for		October 31, 2008	Gain (Loss)

11/4/2008	15,587,762,000	JPY	$158,637,920	99,800,000	EUR	$126,995,439	$31,642,481
11/4/2008	1,809,136,000	JPY	18,411,724	11,600,000	EUR	14,760,993	3,650,731
11/4/2008	68,500,000	EUR	87,166,208	9,406,762,500	JPY	95,733,387	(8,567,179)
11/4/2008	68,884,932	EUR	87,656,034	7,990,135,500	JPY	81,316,258	6,339,776
11/10/2008	21,622,905	EUR	27,508,424	31,870,000	CAD	26,554,771	953,653
11/13/2008	281,863	GBP	454,941	58,768,483	JPY	598,281	(143,340)
11/17/2008	5,072,100,000	JPY	51,642,837	29,000,000	GBP	46,795,827	4,847,010
11/19/2008	2,500,000,000	JPY	25,456,162	33,068,783	NZD	19,270,261	6,185,901
12/15/2008	5,544,220,000	JPY	56,522,599	79,000,000	AUD	52,283,262	4,239,337
12/15/2008	16,500,000	AUD	10,919,922	1,155,990,000	JPY	11,785,167	(865,245)

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to		U.S. Value at	In Exchange for	Unrealized
Date	Deliver		October 31, 2008	U.S. $	Gain

11/04/2008	164,514,500	JPY	$ 1,674,277	$ 1,765,414	$ 91,137
11/04/2008	17,537,195,150	JPY	178,477,459	178,841,476	364,017
11/12/2008	42,835,000	AUD	28,435,997	37,720,501	9,284,504
11/12/2008	43,140,000	NZD	25,162,563	29,824,839	4,662,276
12/15/2008	14,000,000	EUR	17,791,173	19,145,000	1,353,827
12/15/2008	31,000,000	GBP	49,943,586	53,382,000	3,438,414

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $1,944,887 and $2,843,208, respectively.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,014,267,747. The gross unrealized appreciation and depreciation on securities based on tax cost was $206,352 and $98,031,180, respectively, with a net unrealized depreciation of $97,824,828.

As of October 31, 2008, the Fund had $6,064,174 in capital loss carryovers for federal income tax purposes with $856,664 expiring in 2014 and $5,207,510 expiring in 2015.

6. IN - KIND TRANSACTION

Effective at the close of business on March 14, 2008, the Fund distributed assets through an in-kind redemption. The number and value of Class I shares redeemed are reflected as payment for shares redeemed in the Statement of Changes in Net Assets for the year ended October 31, 2008. In the transaction, the Fund distributed securities with a market value and accrued interest of $97,382,645 and cash in the amount of $7,181,662. The Fund realized $9,656,376 of net capital gains resulting from the in-kind redemption. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has

NOTES TO FINANCIAL STATEMENTS continued

reclassified this amount against paid-in capital. This reclassification is reflected on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss	Temporary Book/
Ordinary Income	Depreciation	Carryovers	Tax Differences

$125,654,078	$179,939,862	$6,064,174	$(9,774)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $78,373,021 and $13,834,364 of ordinary income for the years ended October 31, 2008 and October 31, 2007, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended October 31, 2008, the Fund had average borrowings outstanding of $166,450 at an average rate of 2.31% and paid interest of $3,845.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative

NOTES TO FINANCIAL STATEMENTS continued

definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

NOTES TO FINANCIAL STATEMENTS continued

14. SUBSEQUENT DISTRIBUTIONS

On December 11, 2008, the Fund declared distributions from net investment income to shareholders of record on December 10, 2008. The per share amounts payable on December 12, 2008 were as follows:

Net Investment Income

Class A	$0.2103
Class B	0.1922
Class C	0.1891
Class I	0.2187
Class IS	0.2119

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Bond Fund, a series of the Evergreen Select Fixed Income Trust, as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Bond Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2009

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, First International Advisers, Inc., d/b/a Evergreen International Advisors (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen International Bond Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil

ADDITIONAL INFORMATION (unaudited) continued

provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and

ADDITIONAL INFORMATION (unaudited) continued

quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund

ADDITIONAL INFORMATION (unaudited) continued

and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class I shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the J.P. Morgan Global Government Bond Index (excluding U.S.), and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three-year period ended December 31, 2007, the Fund’s Class I shares had underperformed the Fund’s benchmark index and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five- and ten-year periods ended December 31, 2007, the Fund’s Class I shares had outperformed the Fund’s benchmark index and a majority of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level

ADDITIONAL INFORMATION (unaudited) continued

of management fees was not excessive. The Trustees noted that the Fund’s management fee was near the average management fee paid by the mutual funds against which the Trustees compared the Fund’s management fee, and at the median of that group, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564344 rv6 12/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2008 and October 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$30,000	$27,500
Audit-related fees	0	0
Tax fees (1)	1,500	0
Non-audit fees (2)	912,374	1,208,367
All other fees	0	0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chairman of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Fixed Income Trust
By:

W. Douglas Munn
Principal Executive Officer

Date: January 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

W. Douglas Munn
Principal Executive Officer

Date: January 20, 2009

By:

Kasey Phillips
Principal Financial Officer

Date: January 20, 2009